EXHIBIT 10.68

PREMIERE GLOBAL SERVICES, INC.
FIRST AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

          THIS FIRST AMENDMENT to the Amended and Restated Employment Agreement (the “First Amendment”) is made and entered into by and between PREMIERE GLOBAL SERVICES, INC., a Georgia corporation (the “Company”), and T. LEE PROVOW (the “Employee”), dated as of January 23, 2007.

BACKGROUND STATEMENT:

          WHEREAS, the Company and the Employee entered into that certain Amended and Restated Employment Agreement on September 15, 2006, to be effective as of July 20, 2006 (“the “Original Agreement”);

          WHEREAS, the Company and the Employee desire to amend the Original Agreement as set forth herein;

          NOW, THEREFORE, in consideration of and reliance upon the foregoing and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Company and the Employee hereby amend the Original Agreement as follows:

          1. The second sentence in Section 2.2. “Bonus Compensation” to the Original Agreement is hereby deleted in its entirety and replaced with the following:

Unless the Compensation Committee determines otherwise prior to the end of the first quarter of a given calendar year, the Employee’s target bonus for each calendar year will be equal to fifty percent (50%) of his annual base salary for such year, with 80% of the target bonus allocated to achievement of quarterly targets (i.e. 20% per quarter) and 20% allocated to achievement of annual targets.

          2. The second sentence in Section 2.3. “Employee Benefits” to the Original Agreement is hereby deleted in its entirety and replaced with the following:

In addition to such benefits, during the term of this Agreement, the Company will continue to maintain at the Company’s cost the $1,000,000 term life insurance policy that is currently in effect and the supplemental disability insurance policy that is currently in effect, and the Company shall pay Employee’s membership dues at the Hawks Ridge Country Club.

          3. Except as otherwise provided herein, the terms and conditions of the Original Agreement shall remain in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date hereof.

PREMIERE GLOBAL SERVICES, INC.

By:	/s/ Theodore P. Schrafft

Theodore P. Schrafft
President

EMPLOYEE

By:	/s/ T. Lee Provow

T. Lee Provow